UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  February 16, 2012
                                            -----------------


                        Commission File Number 333-138989

                            ECOTECH ENERGY GROUP INC.
             (Exact name of registrant as specified in its charter)

               Nevada                                    98-0479847
-------------------------------------           ------------------------------
   State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization                     Identification No.)

                   500 Fifth Ave, Ste 4100, Seattle, WA 98104
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (206) 259-7867



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                            Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Press Release

The company issued a news release with a condensed headline which implied that a draft offer for debt financing from CFI was "secured" without stating clearly in the headline that the draft offer was subject to due diligence as was disclosed in the text of the news release.

We apologize for any confusion that has resulted from the condensed headline. Terms with potential project funders are still under negotiation and the Company continues to seek investment in its projects. On 16 February 2012, ECTH issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.                              Description

         99                              Press Release, dated 16 February 2012











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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:     February 27, 2012

ecoTECH ENERGY GROUP, INC.



By: /s/ Victor Colin Hall
    ---------------------------------
Name:  Victor Colin Hall
Title:   Chief Executive Officer















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